                                                                      EXHIBIT 24



                                                                 JOSEPH NEUBAUER


                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints L. Frederick Sutherland, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 1, 1999, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 8, 1999                         /s/ Joseph Neubauer
                                                 -------------------------------
                                                     Joseph Neubauer

                                                                      EXHIBIT 24



                                                         LAWRENCE T. BABBIO, JR.


                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 1, 1999, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).


Dated:  November 8, 1999                      /s/ Lawrence T. Babbio, Jr.
                                              ----------------------------------
                                                  Lawrence T. Babbio, Jr.

                                                                      EXHIBIT 24



                                                             ROBERT J. CALLANDER



                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 1, 1999, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 9, 1999                      /s/ Robert J. Callander
                                              ----------------------------------
                                                  Robert J. Callander

                                                                      EXHIBIT 24



                                                             RONALD R. DAVENPORT


                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 1, 1999, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 9, 1999                       /s/ Ronald R. Davenport
                                               ---------------------------------
                                                   Ronald R. Davenport

                                                                      EXHIBIT 24



                                                              PATRICIA C. BARRON



                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton as her Attorney-in-Fact and hereby grants to each of them acting alone without the others, for her and in her name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 1, 1999, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 8, 1999                     /s/ Patricia C. Barron
                                              ----------------------------------
                                                 Patricia C. Barron

                                                                      EXHIBIT 24



                                                            LEE F. DRISCOLL, JR.




                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 1, 1999, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 8, 1999                    /s/ Lee F. Driscoll, Jr.
                                            ------------------------------------
                                                Lee F. Driscoll, Jr.

                                                                      EXHIBIT 24



                                                           MITCHELL S. FROMSTEIN



                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 1, 1999, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 8, 1999                     /s/ Mitchell S. Fromstein
                                             -----------------------------------
                                                 Mitchell S. Fromstein

                                                                      EXHIBIT 24



                                                                EDWARD G. JORDAN



                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 1, 1999, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 8, 1999                        /s/ Edward G. Jordan
                                                --------------------------------
                                                    Edward G. Jordan

                                                                      EXHIBIT 24



                                                                  THOMAS H. KEAN



                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 1, 1999, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 8, 1999                         /s/ Thomas H. Kean
                                                 -------------------------------
                                                     Thomas H. Kean

                                                                      EXHIBIT 24



                                                                JAMES E. PRESTON



                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 1, 1999, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 8, 1999                        /s/ James E. Preston
                                                --------------------------------
                                                    James E. Preston

                                                                       EXHBIT 24



                                                               JAMES E. KSANSNAK



                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 1, 1999, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 8, 1999                             /s/ James E. Ksansnak
                                                --------------------------------
                                                         James E. Ksansnak